                                                                    EXHIBIT 10.1



                FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     This Amendment, dated as of April 17, 2001, is made by and between The Sportsman's Guide, Inc., a Minnesota corporation (the "Borrower"), and Wells Fargo Bank Minnesota, National Association, f/k/a Norwest Bank Minnesota, National Association, a national banking association (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into Credit and Security Agreement dated as of December 27, 1999, as amended by a First Amendment to Credit and Security Agreement dated as of May 12, 2000, a Second Amendment to Credit Agreement dated as of August 2, 2000, and a Third Amendment to Credit Agreement and Waiver of Defaults dated as of March 7, 2001 (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that certain amendments be made to the Credit Agreement. The Lender is willing to grant the Borrower's request subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

          1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by amending the following definition:

               "`Inventory Days' as of any date means the product of (A) the number of days that have elapsed in the fiscal year as of such date times (B) the ratio of (i) Inventory at the lower of cost or market value as of such date to (ii) the fiscal year-to-date cost of goods sold."

          2. Financial Covenants. Sections 6.13, 6.14, 6.15, 6.16, and 7.11 of the Credit Agreement are hereby amended in their entirety to read as follows:

               "Section 6.13 Maximum Debt to Book Net Worth Ratio. The Borrower will maintain the ratio of its Debt to its Book Net Worth, determined as at the end of each Accounting Period ending on or about the dates listed below, at not more than the ratio set forth opposite such period:

                   DATE                      MAXIMUM DEBT TO BOOK NET WORTH RATIO
                ----------                   ------------------------------------
                 3/31/2001                               2.00 to 1.00
                 4/30/2001                               2.00 to 1.00
                 5/31/2001                               2.00 to 1.00
                 6/30/2001                               2.00 to 1.00
                 7/31/2001                               2.50 to 1.00
                 8/31/2001                               2.50 to 1.00
                 9/30/2001                               2.50 to 1.00
                10/31/2001                               2.90 to 1.00
                11/30/2001                               2.25 to 1.00
                12/31/2001                               2.00 to 1.00

               "Section 6.14 Minimum Month-End Net Income. The Borrower will achieve, during each Accounting Period, Net Income for such Accounting Period of not less than (a) $(500,000) for August through June of each year and (b) $(600,000) for July of each year."

               "Section 6.15 Minimum Fiscal Year-To-Date Net Income. The Borrower will achieve fiscal year-to-date Net Income, determined as of the end of each Accounting Period ending on or about the dates listed below, of not less than the amount set forth opposite such date:

            DATE                          MINIMUM FISCAL YEAR-TO-DATE NET INCOME
        -----------                       --------------------------------------
          3/31/2001                                      $(600,000)
          4/30/2001                                      $(800,000)
          5/31/2001                                      $(970,000)
          6/30/2001                                    $(1,175,000)
          7/31/2001                                    $(1,650,000)
          8/31/2001                                    $(1,775,000)
          9/30/2001                                    $(1,675,000)
         10/31/2001                                    $(1,475,000)
         11/30/2001                                      $(100,000)
         12/31/2001                                        $600,000

               "Section 6.16 Maximum Inventory Days. The Borrower shall maintain an Inventory level, determined as of the end of each Accounting Period ending on or about the dates listed below, of not more than the number of Inventory Days set forth opposite such date:



Fourth Amendment                      -2-

            DATE                                MAXIMUM INVENTORY DAYS
         ----------                             ----------------------
          3/31/2001                                     125
          4/30/2001                                     130
          5/31/2001                                     130
          6/30/2001                                     135
          7/31/2001                                     145
          8/31/2001                                     145
          9/30/2001                                     145
         10/31/2001                                     170
         11/30/2001                                     110
         12/31/2001                                     110

               "Section 7.11 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $660,000 in the aggregate in the year 2001."

          3. New Covenant Levels. Section 6.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Section 6.17 New Covenants. On or before the end of each fiscal year of the Borrower, the Borrower and the Lender shall agree on new covenant levels for Sections 6.13, 6.14, 6.15, 6.16, 6.18 and 7.11 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels."

          4. New Financial Covenant. A new Section 6.18 of the Credit Agreement is hereby added immediately following 6.17 of the Credit Agreement to read as follows:

               "Section 6.18 Minimum Book Net Worth. The Borrower will maintain its Book Net Worth, determined as of the end of each Accounting Period ending on or about the dates listed below, of not less than the amount set forth opposite such date:

                   DATE                             MINIMUM BOOK NET WORTH
                ----------                          ----------------------
                 3/31/2001                                $13,000,000
                 4/30/2001                                $12,800,000
                 5/31/2001                                $12,625,000
                 6/30/2001                                $12,425,000
                 7/31/2001                                $11,950,000
                 8/31/2001                                $11,825,000
                 9/30/2001                                $11,925,000
                10/31/2001                                $12,125,000
                11/30/2001                                $13,500,000
                12/31/2001                                $14,200,000



Fourth Amendment                      -3-

          5. New Compliance Certificate. Exhibit B to the Credit Agreement is amended to read as Exhibit A attached hereto.

          6. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

          7. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof and such other matters as the Lender may require.

          8. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

               (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

               (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

               (c) All of the representations and warranties contained in
          Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

          9. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.


Fourth Amendment                      -4-

          10. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

          11. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

          12. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

          13. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


WELLS FARGO BANK MINNESOTA,                THE SPORTSMAN'S GUIDE, INC.
   NATIONAL ASSOCIATION

By  /s/ Brian Fitzpatrick                   By  /s/ Charles B. Lingen
    --------------------------------           ---------------------------------
        Brian Fitzpatrick                           Charles B. Lingen
        Its Vice President                          Its Chief Financial Officer




Fourth Amendment                      -5-

                                                   EXHIBIT A TO FOURTH AMENDMENT
                                                TO CREDIT AND SECURITY AGREEMENT


                             COMPLIANCE CERTIFICATE

To:       Brian Fitzpatrick
          Wells Fargo Bank Minnesota, National Association

Date:     __________________, 200_

Subject:  The Sportsman's Guide, Inc.
          Financial Statements

     In accordance with our Credit and Security Agreement dated as of December 27, 1999 (as amended, the "Credit Agreement"), attached are the financial statements of The Sportsman's Guide, Inc. (the "Borrower") as of and for ________________, 200__ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

     I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the Reporting Date.

     Events of Default. (Check one):

 [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

 [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto. The Borrower acknowledges that pursuant to Section 2.7(d) the Lender may impose the Default Rate at any time during the resulting Default Period.

     Financial Covenants. I further hereby certify as follows:

     1. Maximum Debt to Book Net Worth Ratio. Pursuant to Section 6.13 of the Credit Agreement, the ratio of the Borrower's Debt to its Book Net Worth , as of the Reporting Date was _____ to 1.00 which [ ] satisfies [ ] does not satisfy the requirement that such ratio be not more than ______ to 1.00 on the Reporting Date as set forth in the table below:

                   DATE                       MAXIMUM DEBT TO BOOK NET WORTH RATIO
                ----------                    ------------------------------------
                 3/31/2001                               2.00 to 1.00
                 4/30/2001                               2.00 to 1.00
                 5/31/2001                               2.00 to 1.00
                 6/30/2001                               2.00 to 1.00
                 7/31/2001                               2.50 to 1.00
                 8/31/2001                               2.50 to 1.00
                 9/30/2001                               2.50 to 1.00
                10/31/2001                               2.90 to 1.00
                11/30/2001                               2.25 to 1.00
                12/31/2001                               2.00 to 1.00

     2. Minimum Net Income. Pursuant to Section 6.14 of the Credit Agreement, the Borrower's Net Income during the Accounting Period ending on the Reporting Date was $___________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than (a) $(500,000) during August through June of each year and (b) $(600,000) during July of each year.

     3. Minimum Fiscal Year-To-Date Net Income. Pursuant to Section 6.15 of the Credit Agreement, the Borrower's fiscal year-to-date Net Income as of the Reporting Date was $____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in the table below:


            DATE                                 MINIMUM FISCAL YEAR-TO-DATE NET INCOME
         ----------                              --------------------------------------
          3/31/2001                                            $(600,000)
          4/30/2001                                            $(800,000)
          5/31/2001                                            $(970,000)
          6/30/2001                                          $(1,175,000)
          7/31/2001                                          $(1,650,000)
          8/31/2001                                          $(1,775,000)
          9/30/2001                                          $(1,675,000)
         10/31/2001                                          $(1,475,000)
         11/30/2001                                            $(100,000)
         12/31/2001                                              $600,000

     4. Maximum Inventory Days. Pursuant to Section 6.16 of the Credit Agreement, the turnover rate for Inventory as of the end of the Reporting Date was



Compliance Certificate                 A-2

________ Inventory Days which [ ] satisfies [ ] does not satisfy the requirement that such amount be not more than _____ on the Reporting Date as set forth in the table below:


            DATE                              MAXIMUM INVENTORY DAYS
         ----------                           ----------------------
          3/31/2001                                     125
          4/30/2001                                     130
          5/31/2001                                     130
          6/30/2001                                     135
          7/31/2001                                     145
          8/31/2001                                     145
          9/30/2001                                     145
         10/31/2001                                     170
         11/30/2001                                     110
         12/31/2001                                     110

     5. Pursuant to Section 6.18 of the Credit Agreement, the Borrower's Book Net Worth as of the Reporting Date was $_____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $__________ on the Reporting Date as set forth in the table below:

                   DATE                             MINIMUM BOOK NET WORTH
                ----------                          ----------------------
                 3/31/2001                                $13,000,000
                 4/30/2001                                $12,800,000
                 5/31/2001                                $12,625,000
                 6/30/2001                                $12,425,000
                 7/31/2001                                $11,950,000
                 8/31/2001                                $11,825,000
                 9/30/2001                                $11,925,000
                10/31/2001                                $12,125,000
                11/30/2001                                $13,500,000
                12/31/2001                                $14,200,000

     6. Capital Expenditures. Pursuant to Section 7.11 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend, for Capital Expenditures, $__________________ in the



Compliance Certificate                 A-3
aggregate, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $660,000 in the aggregate during such year.

     7. Salaries. As of the Reporting Date, the Borrower |_| is |_| is not in compliance with Section 7.18 of the Credit Agreement concerning salaries.

     Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.


                                       THE SPORTSMAN'S GUIDE, INC.



                                       By ______________________________________

                                       Its _____________________________________





Compliance Certificate                 A-4